                              THIRD AMENDMENT TO
                 FIRST AMENDED AND RESTATED CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") is made and dated as of September 21, 1998, among THE TODD-AO CORPORATION, a Delaware corporation (the "Borrower"), the banks party hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for such Banks (in such capacity, the "Administrative Agent") and as Issuing Bank (in such capacity, the "Issuing Bank"), and amends that certain First Amended and Restated Credit Agreement dated as of October 20, 1997 among Borrower, the Banks, the Administrative Agent and the Issuing Bank, as amended by a First Amendment to First Amended and Restated Credit Agreement dated as of April 16, 1998 and a Second Amendment to First Amended and Restated Credit Agreement dated as of July 21, 1998 (as so amended, the "Agreement").

                                      RECITAL

     The Borrower the Banks, the Administrative Agent and the Issuing Bank desire to amend the Agreement on the terms and conditions specified herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. TERMS. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     2. AMENDMENTS. The Borrower, the Banks, the Administrative Agent and the Issuing Bank hereby agree to amend the Agreement as follows:

     2.1 The definition of "Fixed Charge Coverage Ratio" in Section 1.1 of the Agreement (Terms) is amended by inserting the following at the end thereof:

     "For purposes of determining the Fixed Charge Coverage Ratio, repurchases of the Borrower's capital stock in an aggregate amount not exceeding $8,000,000 during the period from September 1, 1998 through and including August 31, 1999 shall be excluded from the calculation of 'Distributions.'"

     2.2 Section 7.5 of the Agreement (Limitation on Investments) is amended by deleting "and" at the end of subsection (d); inserting "and" at the end of subsection (e), and inserting a new subsection (f) immediately following subsection (e) as follows:

          "(f)   repurchases of the Borrower's capital stock in an aggregate amount not exceeding $8,000,000 during the period from September 1, 1998 through and including August 31, 1999;"

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     2.3  Section 7.10 of the Agreement (Minimum Net Worth) is amended by inserting the following at the end thereof:

     "This covenant shall be calculated excluding the effect on shareholders' equity of repurchases of the Borrower's capital stock in an aggregate amount not exceeding $8,000,000 during the period from September 1, 1998 through and including August 31, 1999."

     2.4 Section 7.12 of the Agreement (Leverage Ratio) is amended and restated in its entirety as follows:

          "7.12     LEVERAGE RATIO.  Permit at any time the Leverage Ratio to
     exceed (a) until February 28, 2000, 3.50 to 1.00 and (b) thereafter, 3.00 to 1.00."

     2.5 Exhibit B (Compliance Certificate) is amended to reflect the foregoing amendments.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Banks, the Administrative Agent and the Issuing Bank that, on and as of the date hereof, and after giving effect to this Third Amendment:

     3.1 AUTHORIZATION. The execution, delivery and performance of this Third Amendment have been duly authorized by all necessary corporate action and this Third Amendment has been duly executed and delivered by the Borrower.

     3.2 BINDING OBLIGATION. This Third Amendment is the legally valid and binding obligation of the Borrower, enforceable in accordance with its terms against the Borrower, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally or by equitable principles relating to enforceability.

     3.3 NO LEGAL OBSTACLE TO AGREEMENT. Neither the execution of this Third Amendment, the making by the Borrower of any borrowing under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any material contract to which the Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrower. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this Third Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing under the Agreement.

     3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties set forth in Section 5 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

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     3.5  DEFAULT.  No Default or Event of Default under the Agreement has occurred and is continuing.

     4.   MISCELLANEOUS.

     4.1 EFFECTIVENESS OF THE AGREEMENT; COUNTERPARTS. Except as hereby expressly amended, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects. This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Third Amendment shall become effective as of May 30, 1998 upon each of the Borrower, the Majority Banks, the Administrative Agent and the Issuing Bank signing a copy hereof, whether the same or counterparts, and delivering the same to the Administrative Agent.

     4.2 WAIVERS. This Third Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

     4.3 JURISDICTION. This Third Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                   THE TODD-AO CORPORATION,
                                   A DELAWARE CORPORATION

                                   By:
                                       -------------------------------------
                                                  W. R. Strickley
                                             Senior Vice President and
                                             Chief Financial Officer

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, AS ADMINISTRATIVE
                                   AGENT

                                   By:
                                      ---------------------------------------
                                             Janice Hammond
                                             Vice President
(Signatures continue)

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                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, AS ISSUING BANK AND
                                   A BANK

                                   By:
                                      --------------------------------------
                                             Matthew Koenig
                                             Vice President

                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                      --------------------------------------


                                   SOCIETE GENERALE

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                      --------------------------------------


                                   SANWA BANK CALIFORNIA

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                      --------------------------------------

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                               CONSENT OF GUARANTORS

     The undersigned Guarantors, as party to the Subsidiary Guaranty dated as of October 20,1997, hereby consent to the foregoing Third Amendment to First Amended and Restated Credit Agreement dated as of even date herewith and confirm that the Subsidiary Guaranty remains in full force and effect to each of them after giving effect thereto and represent and warrant that there is no defense, counterclaim or offset of any type or nature under the Subsidiary Guaranty.

     Dated as of September ___, 1998

                              TODD-AO STUDIOS EAST INC.
                              TODD-AO VIDEO SERVICES
                              TODD-AO STUDIOS
                              TODD-AO STUDIOS WEST
                              TODD-AO HD, INC.
                              TODD-AO EUROPE HOLDING COMPANY
                                LIMITED
                              TELE CINE CELL GROUP PLC

                              By
                                 --------------------------------------
                                        J.R. DeLang
                                        Vice President

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